EXHIBIT 32.1

SECTION 906

CERTIFICATION

I, Robert Lynch, President and Chief Executive Officer of Papa John’s International, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.    The Report on Form 10-Q of the Company for the quarterly period ended September 27, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2020	/s/ Robert Lynch
Robert Lynch
President and Chief Executive Officer